Exhibit 99.1

The following unaudited pro forma consolidated financial information has been derived by the application of pro forma adjustments to the historical financial statements of the Zoned Properties, Inc. and Subsidiaries (“Zoned Properties” or “Company”).

The unaudited pro forma consolidated financial information is intended to provide you with information about how the following might have affected the Company’s historical financial statements: (1) the sale of the rights, title, and interest in and to the Company’s assets of the Company’s wholly-owned subsidiary, Chino Valley Properties, LLC (“Chino Valley”), which occurred on September 2, 2026, and (2) the sale of the rights, title, and interest in and to the Company’s business, as described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), and the assets, properties and rights of the Company, Zoned Arizona Properties, LLC (“Zoned Arizona”), ZP RE AZ Dysart, LLC (“Dysart”), ZP RE Holdings, LLC (“RE Holdings” and collectively with Zoned Arizona, Dysart and the Company, the “Seller Parties”), other than the excluded assets (the “Assets”), which represents the sale of substantially all of the assets of the Company pursuant to the terms of an Amended and Restated Asset Purchase Agreement, dated September 30, 2026 (the “A&R APA”), by and among the Seller Parties and BPB Partners, LLC (the “Buyer”). The Buyer is owned by Bryan McLaren, the Company’s Chairman of the Board, Chief Executive Officer and Chief Financial Officer; Berekk Blackwell, the Company’s President and Chief Operating Officer; and Patrick Moroney. The A&R APA amended and restated the Original APA (as hereinafter defined) in its entirety.

The following unaudited pro forma consolidated financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.”

On January 15, 2026, the Company entered into an Asset Purchase Agreement (the “Original APA”) by and among the Seller Parties and the Buyer. On September 30, 2026, the parties entered into an Amended and Restated Asset Purchase Agreement (the “A&R APA”), which amends and restates the Original APA in its entirety. Pursuant to the terms of the A&R APA, the Seller Parties agreed to sell to the Buyer, and the Buyer agreed to purchase from the Seller Parties, subject to the terms of the A&R APA, all of the Seller Parties’ rights, title and interest in and to the Company’s Business and certain Assets, which include, among other things (a) the Company’s 100% membership interests in RE Holdings; Zoned Arizona; Dysart; ZP RE IL Ashland, LLC; ZP Data Platform 1, LLC; ZP Data Platform 2, LLC; Zoned Advisory Services, LLC; Zoned Properties Brokerage, LLC; ZP Brokerage FL, LLC; and (b) the Company’s 5% membership interests in ZP Ohio B, LLC. Through those subsidiaries, the assets sold include substantially all of the Company’s real property and operating assets, including the properties located at 410 S. Madison Drive, Tempe, AZ; 13150 W. Bell Road, Surprise, AZ; and 3455 S. Ashland Avenue, Chicago, IL. Following the Asset Sale, the Company retained its 100% ownership interest in ZP RE AZ Dunlap, LLC, which is a party to an active purchase and sale agreement with an escrow in place. The Company’s 50% interest in Zoneomics Green, LLC is no longer included in the A&R APA, as the entity has been dissolved.

On April 20, 2026, the Company through its wholly owned subsidiaries, Green Valley Group, LLC, Kingman Property Group, LLC and Chino Valley Properties, LLC (“Chino Valley” and collectively with Green Valley Group, LLC and Kingman Property Group, LLC, the “CKG Sellers”) entered into a Real Estate Purchase and Sale Agreement (the “CKG Purchase Agreement”) with Broken Arrow Herbal Center, Inc. (“Broken Arrow”), pursuant to which the Company agreed to sell three real estate assets located at 2144 N. Road 1 East, Chino Valley, AZ (the “Chino Property”); 2095 Northern Avenue, Kingman, AZ (the “Kingman Property”); and 1732 W. Commerce Point Place, Green Valley, AZ (the “Green Valley Property” and collectively with the Chino Property and the Kingman Property, the “CKG Properties”). On April 22, 2026, Broken Arrow assigned all of its right, title and interest as purchased under the CKG Purchase Agreement with respect to the Chino Property to 2148 Chino LLC (the “Chino Buyer”).

On May 1, 2026, the Company’s sale of the real estate assets located at 23622-23634 Woodward Avenue, Pleasant Ridge, MI (the “Pleasant Ridge Assets”) closed.

On June 30, 2026, the Company’s sale of the Green Valley Property and the Kingman Property closed, and Broken Arrow timely exercised its right under the CKG Purchase Agreement to extend the closing date with respect to the Chino Property to August 31, 2026.

On August 12, 2026, Chino Valley and the Chino Buyer entered into the First Amendment to Real Estate Purchase and Sale Agreement (the “First Amendment”), which amended the CKG Purchase Agreement, and on September 2, 2026, Chino Valley and the Chino Buyer entered into the Second Amendment to Real Estate Purchase and Sale Agreement, which amended the CKG Purchase Agreement, as amended by the First Amendment.

On September 2, 2026, the Company’s sale of the Chino Property closed.

On October 30, 2026, the Asset Sale closed.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only. The unaudited pro forma consolidated financial statements do not necessarily reflect what the consolidated Company’s financial condition or results of operations would have been had the sale of the CKG Properties and the Asset Sale, as applicable, occurred on the dates indicated. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma consolidated financial statements also may not be useful in predicting the future financial condition and results of operations of the Company.

The unaudited pro forma consolidated financial information reflects the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial information.

The unaudited pro forma consolidated balance sheet as of June 30, 2026 reflects the historical balance sheet of Zoned Properties and Subsidiaries as of June 30, 2026, on a pro forma basis as if the sale of the Chino Property and the Asset Sale had been consummated on June 30, 2026. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2025 reflects the sale of the CKG Properties and the Asset Sale on a pro forma basis as if the sale of the CKG Properties and the Asset Sale had been consummated on January 1, 2025, the beginning of the earliest period presented. The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2026, reflects the sale of the Chino Property and the Asset Sale on a pro forma basis as if the sale of the Chino Property and the Asset Sale had been consummated on January 1, 2025, the beginning of the earliest period presented.

The unaudited pro forma consolidated financial information and accompanying notes have been derived from and should be read in conjunction with:

●	the historical audited financial statements of Zoned Properties as of December 31, 2025, and for the year ended December 31, 2025, and the related notes, which are included in Zoned Properties’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on April 1, 2026 (the “Zoned Properties 2025 10-K”);

●	the historical unaudited financial statements of Zoned Properties as of and for the six months ended June 30, 2026, and the related notes, which are included in Zoned Properties’ Quarterly Report on Form 10-Q for the period ended June 30, 2026, as filed with the SEC on August 14, 2026 (the “Zoned Properties June 2026 10-Q”);

This information should be read together with the consolidated financial statements and related notes, as applicable, of Zoned Properties included in the Zoned Properties 2025 10-K, Zoned Properties’ “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included in the Zoned Properties 2025 10-K, the unaudited consolidated financial statements and related notes, as applicable, of Zoned Properties included in the Zoned Properties June 2026 10-Q, and Zoned Properties’ “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included in the Zoned Properties June 2026 10-Q.

The unaudited pro forma adjustments are based on information currently available, assumptions, and estimates underlying the pro forma adjustments and are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma consolidated financial statements.

In summary, the historical consolidated financial information has been adjusted to give the estimated effect to the following pro forma transactions as if the transactions had occurred as of June 30, 2026 with respect to the unaudited pro forma consolidated balance sheet, and on January 1, 2025 with respect to the unaudited pro forma consolidated statements of operations, the beginning of the earliest period presented.

●	The sale of the Chino Property, which closed on September 2, 2026, and pursuant to which the Company received cash proceeds of approximately $7.1 million. (See Note 2 - Transaction Accounting Adjustments – A).

●	The Asset Sale, which closed on October 30, 2026, and pursuant to which, the Buyer assumed approximately $7,941,163 of indebtedness, and the Company paid approximately $37,781 of transaction expenses. The Company paid into escrow net cash of approximately $475,000 at closing.

(See Note 2 - Transaction Accounting Adjustments – B).

The unaudited pro forma consolidated financial information does not reflect the cost of any post-closing activities or benefits that may result from any new activities. Therefore, the unaudited pro forma consolidated financial information should not be considered indicative of actual results that would have been achieved had the sale of the Chino Property and the Asset Sale occurred on the dates indicated and do not purport to indicate results of operations for any future period.

ZONED PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEETS

June 30, 2026

(Unaudited)

		Pro Forma Adjustments
	June 30,	Sale of Chino Property	A&R APA	Pro Forma June 30,
	2026	Debit (Credit)	Debit (Credit)	2026
		(A)	(C)
ASSETS
Cash	$2,446,418	$7,106,253	$-	$9,552,671
Accounts receivable	126,749	-	(126,749)	-
Deferred rent	1,059,523	(398,471)	(661,052)	-
Lease incentive receivable	380,734	(380,734)	-	-
Rental properties, net	7,711,219	(1,673,607)	(6,037,612)	-
Prepaid expenses and other assets	540,512	-	-	540,512
Escrow deposits	1,100,320	-	(106,269)	994,051
Property and equipment, net	4,400	-	-	4,400
Operating lease right of use asset, net	18,180	-	-	18,180
Investment in cost-method investees	84,110	-	(84,110)	-
Interest rate swap asset	1,927		(1,927)	-
Security deposits	2,272	-	-	2,272

Total Assets	$13,476,364	$4,653,441	$(7,017,719)	$11,112,086

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES:
Convertible debenture	$2,000,000	$-	$(2,000,000)	$-
Notes payable, net	5,813,005	-	(5,813,005)	-
Accounts payable	146,321	-	(118,488)	27,833
Accrued expenses	528,749	(26,303)	(226,819)	275,627
Lease liability	18,455	-	-	18,455
Contract liabilities	1,222,482	(928,812)	(293,670)	-
Security deposits payable	316,704	(70,000)	(246,704)	-

Total Liabilities	10,045,716	(1,025,115)	(8,698,686)	321,915

Commitments and Contingencies

STOCKHOLDERS’ EQUITY:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; 2,000,000 shares issued and outstanding on June 30, 2026 and December 31, 2025 ($1.00 per share liquidation preference or $2,000,000)	2,000	-	-	2,000
Common stock: $0.001 par value, 100,000,000 shares authorized; 13,351,516 and 12,201,516 shares issued on June 30, 2026 and December 31, 2025, respectively, and 13,180,829 and 12,030,829 shares outstanding on June 30, 2026 and December 31, 2025, respectively	13,352	-	-	13,352
Additional paid-in capital	21,939,974	-	-	21,939,974
Treasury stock, at cost (170,687 and 170,687 shares on June 30, 2026 and December 31, 2025, respectively)	(49,868)	-	-	(49,868)
Accumulated deficit	(18,474,810)	5,678,556	1,680,967	(11,115,287)

Total Stockholders’ Equity	3,430,648	5,678,556	1,680,967	10,790,171

Total Liabilities and Stockholders’ Equity	$13,476,364	$4,653,441	$(7,017,719)	$11,112,086

See accompanying notes to unaudited pro forma consolidated financial statements.

ZONED PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2026

(Unaudited)

		Pro Forma Adjustments			Pro Forma
	Six				Six
	Months Ended	Sale of CKG	Sale of Pleasant		Months Ended
	June 30,	Properties	Ridge Assets	A&R APA	June 30,
	2026	Debit (Credit)	Debit (Credit)	Debit (Credit)	2026

REVENUES:
Property investment portfolio revenues	$1,412,100	$(568,301)	$(196,995)	(646,804)	$-
Real estate services revenues	534,313	-	-	(534,313)	-

Total revenues	1,946,413	(568,301)	(196,995)	(1,181,117)	-

OPERATING EXPENSES:
Compensation and benefits	435,574	-	-	-	435,574
Professional fees	430,075	(1,000)	(13,500)	(15,248)	400,327
Brokerage fees	432,703	-	-	(432,703)	-
General and administrative expenses	144,124	(36)	(106)	12,635	156,617
Depreciation and amortization	148,462	(76,720)	(11,878)	(58,469)	1,395
Real estate taxes	70,493	(31,001)	(14,136)	(25,356)	-
Property portfolio business development costs	204,650	-	-	(204,650)	-

Total operating expenses, net	1,866,081	(108,757)	(39,620)	(723,791)	993,913

INCOME (LOSS) FROM OPERATIONS	80,332	(459,544)	(157,375)	(457,326)	(993,913)

OTHER (EXPENSES) INCOME:
Interest (expenses) income	(382,775)	-	37,637	342,116	(3,022)
Other income (expenses)	4,500	-	-	(4,500)	-
Gain from sale of rental properties, net	237,815	(340,701)	102,886	-	-
Income (loss) from derivative - interest rate swap	79,255	-	-	(79,255)	-

Total other (expenses) income, net	(61,205)	(340,701)	140,523	258,361	(3,022)

NET INCOME (LOSS)	$19,127	$(800,245)	$(16,852)	$(198,965)	$(996,935)

NET INCOME (LOSS) PER COMMON SHARE:
Basic	$0.00	$-	$-	$-	$(0.08)
Diluted	$0.00	$-	$-	$-	$(0.07)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	13,002,928	-	-	-	13,002,928
Diluted	13,402,928	-	-	-	13,402,928

See accompanying notes to unaudited pro forma consolidated financial statements.

ZONED PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEETS

December 31, 2025

		Pro Forma Transaction Accouting Adjustments
	December 31,	Sale of CKG Properties	Sale of Pleasant Ridge Assets	A&R APA	Pro Forma December 31,
	2025	Debit (Credit)	Debit (Credit)	Debit (Credit)	2025
	(Audited)	(A)	(B)	(C)
ASSETS
Cash	$837,767	$4,000,000	$600,000	$4,174,883	$9,612,650
Accounts receivable	452,874	(389,984)	-	(62,890)	-
Note receivable	-	5,000,000	-	(5,000,000)	-
Deferred rent	1,084,413	(58,005)	(404,189)	(622,219)	-
Lease incentive receivable	394,495	(394,495)	-	-	-
Rental properties, net	10,490,786	(2,420,702)	(1,974,003)	(6,096,081)	-
Prepaid expenses and other assets	192,441	-	-	-	192,441
Escrow deposits	294,169	-	-	(294,169)	-
Capitalized project costs	54,248	-	-	(54,248)	-
Property and equipment, net	5,795	-	-	-	5,795
Operating lease right of use asset, net	39,106	-	-	-	39,106
Investment in cost-method investees	84,110	-	-	(84,110)	-
Security deposits	2,272	-	-	-	2,272

Total Assets	$13,932,476	$5,736,814	$(1,778,192)	$(8,038,834)	$9,852,264

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES:
Convertible note payable	$2,000,000	$-	$-	$(2,000,000)	$-
Notes payable, net	7,540,127	-	(1,715,010)	(5,825,117)	-
Accounts payable	130,241	-	-	(103,714)	26,527
Accrued expenses	435,690	(31,126)	(18,898)	(206,717)	178,949
Lease liability	39,711	-	-	-	39,711
Contract liabilities	302,282	-	-	(302,282)	-
Derivative liability - interest rate swap, at fair value	77,328	-	-	(77,328)	-
Security deposits payable	339,471	(51,667)	(41,100)	(246,704)	-

Total Liabilities	10,864,850	(82,793)	(1,775,008)	(8,761,862)	245,187

Commitments and Contingencies

STOCKHOLDERS’ EQUITY:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; 2,000,000 shares issued and outstanding on December 31, 2025 and 2024 ($1.00 per share liquidation preference or $2,000,000)	2,000				2,000
Common stock: $0.001 par value, 100,000,000 shares authorized; 12,201,516 and 12,201,516 shares issued on December 31, 2025 and 2024 respectively, and 12,030,829 and 12,087,829 shares outstanding on December 31, 2025 and 2024, respectively	12,202				12,202
Additional paid-in capital	21,597,229				21,597,229
Treasury stock, at cost (170,687 and 113,687 shares on December 31, 2025 and 2024, respectively)	(49,868)				(49,868)
Accumulated deficit	(18,493,937)	5,819,607	(3,184)	723,028	(11,954,486)

Total Stockholders’ Equity	3,067,626	5,819,607	(3,184)	723,028	9,607,077

Total Liabilities and Stockholders’ Equity	$13,932,476	$5,736,814	$(1,778,192)	$(8,038,834)	$9,852,264

See accompanying notes to pro forma consolidated financial statements.

ZONED PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2025

		Pro Forma Transaction Accounting Adjustments			Pro Forma
	For the Year Ended December 31,	Sale of CKG Properties	Sale of Pleasant Ridge Assets	A&R APA	For the Year Ended December 31,
	2025	Debit (Credit)	Debit (Credit)	Debit (Credit)	2025
	(Audited)	(C)	(D)	(E)
REVENUES:
Property investment portfolio revenues	$3,080,654	$(1,212,841)	$(573,203)	$(1,294,610)	$-
Real estate services revenues	1,059,804	-	-	(1,059,804)	-

Total revenues	4,140,458	(1,212,841)	(573,203)	(2,354,414)	-

OPERATING INCOME (EXPENSES):
Compensation and benefits	1,398,498	-	-	(1,032,818)	365,680
Professional fees	252,636	(1,340)	-	(8,862)	242,434
Brokerage fees	131,236	-	-	(131,236)	-
General and administrative expenses	308,149	(53)	(251)	(139,412)	168,433
Depreciation and amortization	360,903	(154,719)	(76,017)	(127,378)	2,789
Real estate taxes	155,322	(62,201)	(42,409)	(50,712)	-
Property portfolio business development costs	300,540	-	-	(300,540)	-
Impairment loss from rental properties	3,118,716	-	(2,100,000)	(1,018,716)	-

Total operating income (expenses), net	6,026,000	(218,313)	(2,218,677)	(2,809,674)	779,336

(LOSS) INCOME FROM OPERATIONS	(1,885,542)	(994,528)	1,645,474	455,260	(779,336)

OTHER (EXPENSES) INCOME:
Interest (expenses) income	(797,112)	-	149,254	647,902	44
Other income	3,500	-	-	(3,500)	-
Impairment of equity securities	(50,000)	-	-	-	(50,000)
(Loss) income from derivative - interest rate swap	(121,909)	-	-	121,909	-

Total other (expenses) income, net	(965,521)	-	149,254	766,311	(49,956)

(LOSS) INCOME BEFORE EQUITY METHOD LOSSES	(2,851,063)	(994,528)	1,794,728	1,221,571	(829,292)

EQUITY METHOD LOSS:
Equity method loss from unconsolidated joint ventures	(3,352)	-	-	-	(3,352)
Total equity method loss	(3,352)	-	-	-	(3,352)

NET (LOSS) INCOME	$(2,854,415)	$(994,528)	$1,794,728	$1,221,571	$(832,644)

NET (LOSS) INCOME PER COMMON SHARE:
Basic	$(0.24)	$-	$-	$-	$(0.07)
Diluted	$(0.24)	$-	$-	$-	$(0.07)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	12,053,715	-	-	-	12,053,715
Diluted	12,053,715	-	-	-	12,053,715

See accompanying notes to pro forma consolidated financial statements.

ZONED PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

On January 15, 2026, Zoned Properties, Inc. (“Zoned Properties” or the “Company”) entered into an Asset Purchase Agreement (the “Original APA”) by and among the Company, Zoned Arizona Properties, LLC (“Zoned Arizona”), ZP RE AZ Dysart, LLC (“Dysart”), ZP RE Holdings, LLC (“RE Holdings” and collectively with Zoned Arizona, Dysart and the Company, the “Seller Parties”) and BPB Partners, LLC (the “Buyer”). On September 30, 2026, the parties entered into an Amended and Restated Asset Purchase Agreement (the “A&R APA”), which amends and restates the Original APA in its entirety. Pursuant to the terms of the A&R APA, the Seller Parties agreed to sell to the Buyer, and the Buyer agreed to purchase from the Seller Parties, subject to the terms of the A&R APA, all of the Seller Parties’ rights, title and interest in and to the Company’s business, as described in the Company’s filings (the “Business”) with the Securities and Exchange Commission (the “SEC”), and the assets, properties and rights of the Seller Parties, other than the excluded assets (the “Assets”), which include, among other things (a) the Company’s 100% membership interests in RE Holdings; Zoned Arizona; Dysart; ZP RE IL Ashland, LLC; ZP Data Platform 1, LLC; ZP Data Platform 2, LLC; Zoned Advisory Services, LLC; Zoned Properties Brokerage, LLC; ZP Brokerage FL, LLC; and (b) the Company’s 5% membership interests in ZP Ohio B, LLC. Through those subsidiaries, the assets sold include substantially all of the Company’s real property and operating assets, including the properties located at 410 S. Madison Drive, Tempe, AZ; 13150 W. Bell Road, Surprise, AZ; and 3455 S. Ashland Avenue, Chicago, IL. Following the Asset Sale, the Company retained its 100% ownership interest in ZP RE AZ Dunlap, LLC, which is a party to an active purchase and sale agreement with an escrow in place. The Company’s 50% interest in Zoneomics Green, LLC is no longer included in the A&R APA, as the entity has been dissolved.

On April 20, 2026, the Company through its wholly owned subsidiaries, Green Valley Group, LLC, Kingman Property Group, LLC and Chino Valley Properties, LLC (“Chino Valley” and collectively with Green Valley Group, LLC and Kingman Property Group, LLC, the “CKG Sellers”) entered into a Real Estate Purchase and Sale Agreement (the “CKG Purchase Agreement”) with Broken Arrow Herbal Center, Inc. (“Broken Arrow”), pursuant to which the Company agreed to sell three real estate assets located at 2144 N. Road 1 East, Chino Valley, AZ (the “Chino Property”); 2095 Northern Avenue, Kingman, AZ (the “Kingman Property”); and 1732 W. Commerce Point Place, Green Valley, AZ (the “Green Valley Property” and collectively with the Chino Property and the Kingman Property, the “CKG Properties”). On April 22, 2026, Broken Arrow assigned all of its right, title and interest as purchased under the CKG Purchase Agreement with respect to the Chino Property to 2148 Chino LLC (the “Chino Buyer”).

On May 1, 2026, the Company’s sale of the real estate assets located at 23622-23634 Woodward Avenue, Pleasant Ridge, MI (the “Pleasant Ridge Assets”) closed.

On June 30, 2026, the Company’s sale of the Green Valley Property and the Kingman Property closed, and Broken Arrow timely exercised its right under the CKG Purchase Agreement to extend the closing date with respect to the Chino Property to August 31, 2026.

On August 12, 2026, Chino Valley and the Chino Buyer entered into the First Amendment to Real Estate Purchase and Sale Agreement (the “First Amendment”), which amended the CKG Purchase Agreement, and on September 2, 2026, Chino Valley and the Chino Buyer entered into the Second Amendment to Real Estate Purchase and Sale Agreement, which amended the CKG Purchase Agreement, as amended by the First Amendment.

On September 2, 2026, the Company’s sale of the Chino Property closed.

On October 30, 2026, the Asset Sale closed.

The unaudited pro forma consolidated balance sheet as of June 30, 2026 reflects the historical balance sheet of Zoned Properties and Subsidiaries as of June 30, 2026, on a pro forma basis as if the sale of the Chino Property and the Asset Sale had been consummated on June 30, 2026. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2025 reflects the sale of the CKG Properties and the Asset Sale on a pro forma basis as if the sale of the CKG Properties and the Asset Sale had been consummated on January 1, 2025, the beginning of the earliest period presented. The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2026, reflects the sale of the Chino Property and the Asset Sale on a pro forma basis as if the sale of the Chino Property and the Asset Sale had been consummated on January 1, 2025, the beginning of the earliest period presented.

The pro forma adjustments reflecting closing of the sale of the CKG Properties and closing of the Asset Sale and the related transactions are based on certain currently available information and certain assumptions and methodologies that the Company’s management believes are reasonable under the circumstances. The unaudited consolidated pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible that the difference may be material. The Company’s management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the sale of the CKG Properties and the Asset Sale and the related transactions based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma consolidated financial information.

ZONED PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - ADJUSTMENTS TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma consolidated financial information has been prepared to illustrate the effect of the sale of the Chino Property and the Asset Sale, and related transactions, and has been prepared for informational purposes only.

The following unaudited pro forma consolidated financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable transaction effects that have occurred or are reasonably expected to occur.

The accompanying unaudited pro forma consolidated financial statements are based on the historical financial statements of Zoned Properties and Subsidiaries, after giving effect to:

Transaction Accounting Adjustment – A

On April 20, 2026, the Company through the CKG Sellers entered into the CKG Purchase Agreement with Broken Arrow, pursuant to which the Company agreed to sell the CKG Properties. On April 22, 2026, Broken Arrow assigned all of its right, title and interest as purchased under the CKG Purchase Agreement with respect to the Chino Property to the Chino Buyer.

On May 1, 2026, the Company’s sale of the Pleasant Ridge Assets closed.

On June 30, 2026, the Company’s sale of the Green Valley Property and the Kingman Property closed, and Broken Arrow timely exercised its right under the CKG Purchase Agreement to extend the closing date with respect to the Chino Property to August 31, 2026.

On August 12, 2026, Chino Valley and the Chino Buyer entered into the First Amendment, which amended the CKG Purchase Agreement, and on September 2, 2026, Chino Valley and the Chino Buyer entered into the Second Amendment to Real Estate Purchase and Sale Agreement, which amended the CKG Purchase Agreement, as amended by the First Amendment.

On September 2, 2026, the Company’s sale of the Chino Property closed.

Transaction Accounting Adjustment A reflects the sale of the Chino Property for approximately $7,100,000 in cash, and the removal of all related assets consisting of the Chino Property, net, deferred rent receivable, lease incentive receivables, deferred costs, and accounts receivable, and the removal of related liabilities such as accounts payable and accrued expenses, and security deposits payable.

Transaction Accounting Adjustment – B

On September 30, 2026, the parties entered into the A&R APA. Pursuant to the terms of the A&R APA, the Seller Parties agreed to sell to the Buyer, and the Buyer agreed to purchase from the Seller Parties, subject to the terms of the A&R APA, all of the Seller Parties’ rights, title and interest in and to the Company’s Business and certain Assets, which include, among other things (a) the Company’s 100% membership interests in RE Holdings; Zoned Arizona; Dysart; ZP RE IL Ashland, LLC; ZP Data Platform 1, LLC; ZP Data Platform 2, LLC; Zoned Advisory Services, LLC; Zoned Properties Brokerage, LLC; ZP Brokerage FL, LLC; and (b) the Company’s 5% membership interests in ZP Ohio B, LLC. Through those subsidiaries, the assets sold include substantially all of the Company’s real property and operating assets, including the properties located at 410 S. Madison Drive, Tempe, AZ; 13150 W. Bell Road, Surprise, AZ; and 3455 S. Ashland Avenue, Chicago, IL. Following the Asset Sale, the Company retained its 100% ownership interest in ZP RE AZ Dunlap, LLC, which is a party to an active purchase and sale agreement with an escrow in place. The Company’s 50% interest in Zoneomics Green, LLC is no longer included in the A&R APA, as the entity has been dissolved.

Pursuant to the terms of the A&R APA, the purchase price was $7,800,000, reduced by the indebtedness the Buyer elects, in its sole discretion, to assume. The Company must repay all other indebtedness and fund its own transaction expenses at closing. If the assumed indebtedness exceeds $7,800,000, the Company must pay the difference to the Buyer at closing.

On October 30, 2026, the Asset Sale closed. Upon closing of the Asset Sale pursuant to the terms of the A&R APA, the Buyer assumed all remaining debt, the Company settled any remaining liabilities and agreements, the Company redeemed its outstanding preferred shares. The Company expects to distribute a certain amount of net available balance of cash to stockholders as a return of capital through a special dividend, to continue its non-cannabis related real estate service business, and to complete a reverse merger or other transaction involving the public company.

ZONED PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Transaction Accounting Adjustment – C, D, and E

Adjustments to Unaudited Pro Forma Consolidated Statements of Operations

The pro forma accounting adjustments included in the unaudited pro forma consolidated statements of operations for the year ended December 31, 2025 are as follows:

Transaction Accounting Adjustment C - to reflect the reversal of the revenues, professional fees, general and administrative expenses, depreciation and amortization and real estate taxes as of the beginning of the period related to the sale of the CGK Properties.

 Transaction Accounting Adjustment D - to reflect the reversal of the revenues, general and administrative expenses, depreciation and amortization, real estate taxes and impairment loss from rental properties as of the beginning of the period related to the sale of the Pleasant Ridge Assets.

Transaction Accounting Adjustment E - to reflect the reversal of the revenues, compensation and benefits, professional fees, brokerage fees, general and administrative expenses, depreciation and amortization, real estate taxes, property portfolio business development costs, and impairment loss from rental properties as of the beginning of the period related to the Asset Sale.

Transaction Accounting Adjustment – F, G and H

Adjustments to Unaudited Pro Forma Consolidated Statements of Operations

The pro forma adjustments included in the unaudited pro forma consolidated statements of operations for the six months ended June 30, 2026 are as follows:

Transaction Accounting Adjustment F - to reflect the reversal of the revenues, professional fees, general and administrative expenses, depreciation and amortization and real estate taxes as of the beginning of the period related to the sale of the CGK Properties.

 Transaction Accounting Adjustment G - to reflect the reversal of the revenues, general and administrative expenses, depreciation and amortization, real estate taxes and impairment loss from rental properties as of the beginning of the period related to the sale of the Pleasant Ridge Assets.

Transaction Accounting Adjustment H - to reflect the reversal of the revenues, compensation and benefits, professional fees, brokerage fees, general and administrative expenses, depreciation and amortization, real estate taxes, property portfolio business development costs, and impairment loss from rental properties as of the beginning of the period related to the Asset Sale.